SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a party other than the Registrant [_]

Check the appropriate box:

[_]   Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive  Proxy  Statement
[_]   Definitive  Additional Materials
[_]   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             ObjectSoft Corporation
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      [X]   No fee required

      [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

            1) Title of each class of securities to which transaction applies:

            2)    Aggregate number of securities to which transaction applies:

            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            4)    Proposed maximum aggregate value of transaction:

            5)    Total fee paid:

      [_]   Fee paid previously with preliminary materials.

      [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1)    Amount Previously Paid:

            2)    Form, Schedule or Registration Statement No.:

            3)    Filing Party:

            4)    Date Filed:

                             OBJECTSOFT CORPORATION
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On May 14, 1997

To the Stockholders of ObjectSoft Corporation:

        NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders of ObjectSoft Corporation, a Delaware corporation (the "Company"), will be held at 10:00 a.m., local time, on Thursday, May 14, 1997, at the offices of the Company at Continental Plaza III, 433 Hackensack Avenue, Hackensack, New Jersey 07601, for the following purposes:

        1. To elect two (2) Class I directors to the Company's Board of Directors to hold office until the Company's second Annual Meeting of Stockholders following their election or until their successors are duly elected and qualified;

        2. To ratify the appointment of Richard A. Eisner & Company, LLP as the independent auditors of the Company; and

        3. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

        The Board of Directors has fixed the close of business on April 11, 1997 as the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. A complete list of the stockholders entitled to vote will be available for inspection by any stockholder during the meeting; in addition, the list will be open for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, at the offices of the Company at Continental Plaza III, 433 Hackensack Avenue, Hackensack, New Jersey 07601.

        Whether or not you expect to be present at the meeting, please promptly mark, sign and date the enclosed proxy and return it in the enclosed pre-addressed envelope. No postage is required if mailed in the United States.

                                              By Order of the Board of Directors

                                                    /s/ David E. Y. Sarna
                                                    David E. Y. Sarna
                                                  Chairman and Secretary

Hackensack, New Jersey
April 10, 1997

THIS IS AN IMPORTANT MEETING AND ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE STOCKHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                       1997 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                             OBJECTSOFT CORPORATION

                           --------------------------

                                 PROXY STATEMENT
                           --------------------------



        The Proxy Statement is furnished in connection with the solicitation by the Board of Directors of ObjectSoft Corporation, a Delaware corporation (the "Company"), of proxies from the holders of the Company's Common Stock, par value $.0001 per share (the "Common Stock"), for use at the Annual Meeting of Stockholders of the Company to be held on Thursday, May 14, 1997, or at any adjournments or postponements thereof (the "Annual Meeting"), pursuant to the enclosed Notice of Annual Meeting.

        The approximate date that this Proxy Statement and the enclosed proxy are first being sent to stockholders is April 14, 1997. Stockholders should review the information provided herein in conjunction with the Company's Annual Report to Stockholders for the year ended December 31, 1996 which accompanies this Proxy Statement. The Company's principal executive offices are located at Continental Plaza III, 433 Hackensack Avenue, Hackensack, New Jersey 07601, and its telephone number is (201) 343-9100. The Company can also be reached on the Internet at www.objectsoftcorp.com.


                          INFORMATION CONCERNING PROXY

        The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should you so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

        The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.


                             PURPOSES OF THE MEETING

        At the Annual Meeting, the Company's stockholders will consider and vote upon the following matters:

        (1) The election of two Class I directors to the Company's Board of Directors to serve until the Company's second Annual Meeting of Stockholders following their election or until their successors are duly elected and qualified;

        (2) The ratification of the appointment of Richard A. Eisner & Company, LLP as the independent auditors of the Company for the fiscal year ending December 31, 1997; and

        (3) Such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

        Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted in favor of the election of the nominees for director named below and in favor of ratification of the appointment of auditors. In the event a stockholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made.


                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

        The Board of Directors has set the close of business on April 11, 1997 as the record date (the "Record Date") for determining stockholders of the Company entitled to notice of and to vote at the Annual Meeting. As of March 26, 1997, there were 4,061,676 shares of Common Stock, par value $.0001 per share, issued and outstanding. Each share of Common Stock outstanding on the Record Date is entitled to one vote at the Annual Meeting on each matter submitted to stockholders for approval at the Annual Meeting.

        The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors are elected by a plurality of votes of the shares of Common Stock represented in person or by proxy at the Annual Meeting. The affirmative vote of the majority of shares of Common Stock represented in person or by proxy at the Annual Meeting will be required for approval of any other matter that is being submitted to a vote of the stockholders. Under applicable Delaware law, abstentions and broker non-votes will not have the effect of votes in opposition to the election of a director, but abstentions will be treated as votes against all other proposals.

                               SECURITY OWNERSHIP

        The following table sets forth, as of March 26, 1997, except as otherwise indicated in footnotes 5, 6 and 7, information with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each of the Named Executive Officers (as such term is herein defined) and (iv) all directors and executive officers of the Company as a group.


                                      Number of
                                      Shares of
                                      Common
        Name and                      Stock
        Address of                    Beneficially          Percentage
        Beneficial Owners(1)          Owned(2)              Ownership(3)
        --------------------          --------              ------------

        David E. Y. Sarna (4)(5)       927,500                  22.8%


        George J. Febish (4)(6)        907,500                  22.3%


        Melvin Weinberg, Esq.          300,000                   7.5%
        (7)
        c/o Parker Chapin Flattau
        &   Klimpl, LLP
        1211 Avenue of the
        Americas
        New York, New York
        10036

        Cyndel & Co., Inc. (8)         242,500                   6.0%
        26 Ludlam Avenue
        Bayville, New York
        11709


        Steven Bayern (9)              288,000                   7.0%
        26 Ludlam Avenue
        Bayville, New York
        11709

        Daniel E. Ryan (10)             10,000                      *


        Gunther L. Less (10)            10,000                      *

        All officers and directors   1,855,000                 45.67%
        as a group (4 persons)
       (3)(10)

---------------

*       Less than 1%.

(1) Unless otherwise indicated, the business address of each of the officers and directors is c/o ObjectSoft Corporation, Continental Plaza III, 433 Hackensack Avenue, Hackensack, New Jersey 07601
(2) Unless otherwise noted, the Company believes that all persons named have sole voting and investment power with respect to all shares of Common Stock listed as owned by them.
(3) Each person's percentage interest is determined assuming that all options, warrants and convertible securities that are held by such person (but not by anyone else) and which are exercisable or convertible within 60 days have been exercised for or converted into Common Stock.
(4) Includes, for each of Messrs. Sarna and Febish, immediately exercisable warrants to purchase 50,000 shares of Common Stock and 50,000 options granted under the Company's 1996 Stock Option Plan.
(5) Includes 150,000 shares held by The David E. Y. Sarna Family Trust ("Sarna Trust"), of which Rachel Sarna, the wife of Mr. Sarna, and
        Melvin Weinberg, Esq. are the trustees. The children of Mr. and Mrs. Sarna are the sole beneficiaries. Mr. Sarna disclaims beneficial ownership of the shares held by the Sarna Trust.
(6) Includes 150,000 shares held by The George J. Febish Family Trust ("Febish Trust"), of which Janis Febish, the wife of Mr. Febish, and Melvin Weinberg, Esq. are the trustees. The children of Mr. and Mrs. Febish are the sole beneficiaries. Mr. Febish disclaims beneficial ownership of the shares held by the Febish Trust.
(7) Melvin Weinberg, Esq., by virtue of his shared dispositive power as a trustee over the shares of Common Stock held by both the Sarna Trust and the Febish Trust (collectively the "Family Trusts"), may be deemed a beneficial owner of a total of 300,000 shares of Common Stock, representing the aggregate share holdings of the Family Trusts. The Sarna Trust was set up by Mr. Sarna for the benefit of his children. Mr. Weinberg and Mrs. Sarna are trustees of the Sarna Trust and share dispositive power with respect to the shares of Common Stock owned by the Sarna Trust, but Mrs. Sarna has the sole voting power with respect to such shares. The Febish Trust was set up by Mr. Febish for the benefit of his children. Mr. Weinberg and Mrs. Febish are trustees of the Febish Trust and share dispositive power with respect to the shares of Common Stock owned by the Febish Trust, but Mrs. Febish has the sole voting power with respect to such shares. Mr. Weinberg disclaims beneficial ownership of the shares of Common Stock held by the Family Trusts.
(8) Includes immediately exercisable warrants to purchase 20,000 shares of Common Stock. Cyndel & Company, Inc. ("Cyndel") is engaged in the business of management consulting and is owned by Steven Bayern and Patrick Kolenik. Mr. Kolenik, the president of Cyndel, does not own any other securities of the Company.
(9) Includes (i) 222,500 shares of Common Stock and immediately exercisable warrants to purchase 20,000 shares of Common Stock owned by Cyndel and
        (ii) 27,300 shares of Common Stock issuable upon the exercise of a warrant issued to Win Capital Corporation, the placement agent of a private placement of units of Common Stock warrants that was completed in August 1996, and the 18,200 shares of Common Stock issuable upon the exercise of the warrants included in such option. Mr. Bayern is a 50% owner and the vice president of Cyndel and the Chairman and approximately 50% owner of Win Capital Corporation. Mr. Bayern is presumed to have shared dispositive power of the shares owned or to be acquired by Cyndel and the shares to be acquired by Win Capital Corporation.
(10) Includes, for each of Messrs. Ryan and Less, immediately exercisable options to purchase 10,000 shares of Common Stock granted under the Company's 1996 Stock Option Plan.

PROPOSAL 1 - ELECTION OF DIRECTORS; NOMINEES

        The Company's Bylaws provides that the number of directors constituting the Company's Board of Directors shall be not less than three nor more than seven as fixed from time to time by the Board of Directors or the Company's stockholders. The Board of Directors has fixed at five the number of directors that will constitute the Board for the ensuing year.

        Pursuant to the Company's Certificate of Incorporation and Bylaws, the Board of Directors is divided into two classes. The term of office of the current Class I directors expires at the Annual Meeting. The term of office of Class II directors expires at the Company's 1998 Annual Meetings of Stockholders. Directors elected to succeed those whose terms expire are elected to a term of office expiring at the second Annual Meeting of Stockholders following their election. The current directors of the Company and their respective Classes and terms of office are as follows:


   DIRECTOR               CLASS                TERM EXPIRES AT
   --------               -----                ---------------

George J. Febish            II                 1998 Annual Meeting
Gunther L. Less              I                 1997 Annual Meeting
Daniel E. Ryan              II                 1998 Annual Meeting
David E. Y. Sarna            I                 1997 Annual Meeting

        Accordingly, two Class I directors are to be elected at the Annual Meeting, for a term expiring at the Company's 1999 Annual Meeting of Stockholders. All of the Company's current Class I directors, Mr. Sarna and Mr. Less, have been nominated to be reelected as Class I directors at the Annual Meeting. There is currently a vacancy in the Class I directors due to Mr. Goldfinger's resignation as of March 22, 1997. Mr. Goldfinger advised the Company that the reason for his resignation was the change in the demands of his other commitments.

        The Board of Directors has no reason to believe that any of the nominees will refuse to act or be unable to accept election; however, in the event that any of the nominees is unable to accept election or if any other unforeseen contingencies should arise, each proxy that does not direct otherwise will be voted for the remaining nominees, if any, and for such other person(s) as may be designated by the Board of Directors.

                                       MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS

        The executive officers and directors of the Company are as follows:


    NAME                     AGE                       POSITION
    ----                     ---                       --------

David E. Y. Sarna1            47              Chairman, Secretary and Director
George J. Febish1             48              President, Treasurer and Director
Daniel E. Ryan1 2 3 4         49              Director
Gunther L. Less               66              Director


1 Member of Executive Committee.
2 Member of Audit Committee.
3 Member of Compensation Committee.
4 Member of Stock Option Plan Committee.

BACKGROUND OF NOMINEES

        David E. Y. Sarna together with Mr. Febish founded the Company in 1990. Mr. Sarna has been the Chairman, Co-Chief Executive Officer, Secretary and a director of the Company since December 1990. He has also been, since 1994, a Contributing Editor of Datamation magazine. Prior to co-founding the Company, Mr. Sarna founded Image Business Systems Corporation, a computer software development company, in 1988. Prior to founding Image Business Systems Corporation, Mr. Sarna was formerly Executive Vice-President and a co-founder of International Systems Services Corp. ("ISS"), a computer software company that developed ISS Three(TM). From 1976 to 1981, Mr. Sarna was employed by Price Waterhouse & Co., as a management consultant, beginning as a senior consultant and rising to the position of senior manager. From 1970 to 1976 Mr. Sarna was employed by IBM Corporation in technical and sales positions. Mr. Sarna began his professional career at Honeywell in 1968. Mr. Sarna holds a BA degree from Brandeis University and did graduate work at the Technion - Israel Institute of Technology. Mr. Sarna is a Certified Systems Professional and a Certified Computer Programmer. He is the co-author, with Mr. Febish, of PC Magazine Windows Rapid Application Development (published by Ziff- Davis Press in 1994), several other books and over 50 articles published in professional magazines. Mr. Sarna is also the co-inventor of patented software for the recognition of bar-codes.

        Gunther L. Less has been a director of the Company since December 1996. Mr. Less owns and operates GLL TV Enterprises, through which he has acted as the producer and host of "Journey to Adventure," a travel-documentary show that has appeared in syndication on broadcast and cable television networks for over 35 years. He also acts as a special media consultant to the airline industry and has held various executive and consulting positions in the travel industry, including as an Agency Manager for American Express, President of Planned Travel, Inc., a subsidiary of Diners Club, Inc., System Sales and Marketing Manager for Avis Rent-

A-Car and Manager-External Affairs for Olympic Airways and personal consultant to the late Aristotle Onassis, and consultant to Hyatt International Corporation. He is also a past president of the American Association of Travel Editors. Mr. Less is the designee of Renaissance Financial Securities Corporation ("Renaissance"), the underwriter of the Company's securities in the initial public offering completed in November 1996.

BACKGROUND OF CONTINUING DIRECTORS

        George J. Febish together with Mr. Sarna founded the Company in 1990. Mr. Febish has been the President, Co-Chief Executive Officer, Treasurer and a director of the Company since December 1990. He has also been, since 1994, a Contributing Editor of Datamation magazine. Prior to co-founding the Company, Mr. Febish was Executive Vice President and Chief Operating Officer of Image Business Systems Corporation, a computer software development company, from 1988 to 1990. Prior to joining Image Business Systems Corporation, Mr. Febish was the Director of Marketing at ISS, a computer software company that developed ISS Three(TM). Prior to joining ISS, Mr. Febish was the Eastern Regional Sales Manager for Bool & Babbage. In 1970, Mr. Febish began his professional career with New York Life Insurance Company. Mr. Febish holds a BS degree from Seton Hall University. He is the co-author, with Mr. Sarna, of PC Magazine Windows Rapid Application Development and the author of numerous published articles.

        Daniel E. Ryan has been a director since 1991. Mr. Ryan has been employed by New York Life Insurance Company since July, 1965 where, since 1981, he has held the title of Corporate Vice President. Mr. Ryan is the head of the Service Center Development of New York Life Insurance Company's Information
Systems organization. Mr. Ryan holds an MBA in Computer Science from Baruch College and a BS/BA in Industrial Management from Manhattan College. Mr. Ryan is a Certified Systems Professional.

        The Company's officers are elected annually and serve at the discretion of the Board of Directors for one year subject to any rights provided by the employment agreements described below under "Executive Compensation - Employment Agreements".

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        During the year ended December 31, 1996, the Board of Directors held two meetings and took certain actions on seven other occasions by written consent. During such year, no director attended fewer than 75 percent of the aggregate of
(i) the number of meetings of the Board of Directors held during the period he served on the Board, and (ii) the number of meetings of committees of the Board of Directors held during the period he served on such committees.


        The Stock Option Committee was composed of Mr. Daniel E. Ryan and Mr. Julius Goldfinger during 1996. The function of this committee, which held one meeting during the past fiscal year, is to administer the Company's stock option plans. This Committee met one time in during fiscal 1996.

        The Compensation Committee, composed of Mr. Daniel E. Ryan, has authority over the salaries, bonuses and other compensation arrangements of the executive officers of the Company, and it also has the authority to examine, administer and make recommendations to the Board of Directors with respect to benefit plans and arrangements (other than the stock option plans which are administered by the Stock Option Committee) of the Company. This Committee met twice in during fiscal 1996.

        The Audit Committee was, during 1996, composed of Mr. Daniel E. Ryan and Mr. Julius Goldfinger. The Audit Committee's function is to nominate independent auditors, subject to approval by the Board of Directors, and to examine and consider matters related to the audit of the Company's accounts, the financial affairs and accounts of the Company, the scope of the independent auditors' engagement and their compensation, the effect on the Company's financial statements of any proposed changes in generally accepted accounting principles, disagreements, if any, between the Company's independent auditors and management, and matters of concern to the independent auditors resulting from the audit, including the results of the independent auditors' review of internal accounting controls. The Audit Committee held no meetings during the past fiscal year.

        The Board of Directors has no standing nominating committee.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), officers, directors and holders of more than 10% of the outstanding shares of the Company's Common Stock are required to file periodic reports of their ownership of, and transactions involving, the Company's Common Stock with the SEC. Mr. Gunther Less, a recently elected director of the Company, was late in filing the Form 3 required to be filed upon his election as a director. Based solely on its review of the copies of such forms received by it, or written representations from certain persons that no Form 5 was required for those persons, the Company believes that, except as set forth above, during the year ended December 31, 1996, its officers, directors and greater than ten-percent shareholders complied with all applicable Section 16 filing requirements.

DIRECTORS' COMPENSATION

        In 1996, directors who were not officers or employees of the Company received no compensation for attendance at Board meetings or Committee meetings, however, each director is reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings or other Company business.

        In March 1996 the Board of Directors adopted the 1996 Stock Option Plan ("Plan") pursuant to which each director who is not a salaried employee of the Company on the date the Plan is approved by stockholders, was granted an option to purchase 10,000 shares of Common Stock. Thereafter when each director who is not a salaried employee of the Company first becomes a director, such individual is granted an option to purchase 10,000 shares of Common Stock. In addition, immediately following each Annual Meeting of Stockholders at which directors are elected, each person who is not a salaried employee of the Company and is then a director is granted an option to purchase an additional 5,000 shares of Common Stock. The exercise price of each share of Common Stock under any option granted to a director under the Plan shall be equal to the fair market value of a share of Common Stock on the date the option is granted.


                             EXECUTIVE COMPENSATION

        The following table sets forth information concerning annual and long-term compensation, paid or accrued, for the Chief Executive Officer and for each other executive officer of the Company whose compensation exceeded $100,000 in fiscal 1996 (the "Named Executive Officers") for services in all capacities to the Company during the last three fiscal years.


                         SUMMARY COMPENSATION TABLE (1)

================================================================================
                            Annual Compensation          Long-Term
                                                         Compensation
                                                         Awards(1)
--------------------------------------------------------------------------------
Name and              Year   Salary(2)    Other       Securities    All other
Principal                                 Annual      Underlying    Compensation
Position                                  Compen-     Options/SARs
                                          sation(3)
--------------------------------------------------------------------------------

David E.Y. Sarna,     1996   $208,000      [--]          50,000          [--]
Chairman,
Secretary and Co-
Chief Executive
Officer
--------------------------------------------------------------------------------
                      1995   $200,000       --               --           --
--------------------------------------------------------------------------------
                      1994   $200,000       --               --           --
--------------------------------------------------------------------------------
George J. Febish,     1996   $208,000      [--]          50,000          [--]
President,
Treasurer and Co-
Chief Executive
Officer
--------------------------------------------------------------------------------
                      1995   $200,000       --               --           --
--------------------------------------------------------------------------------
                      1994   $200,000       --               --           --
================================================================================

(1) None of the Named Executive Officers received any Restricted Stock Awards or LTIP Payouts in 1994, 1995 or 1996.

(2) Includes $107,220 that was accrued but not paid to each of Messrs. Sarna and Febish in 1995. At December 31, 1995, the total amount of compensation accrued but not paid to each of Messrs. Sarna and Febish, inclusive of prior years, was $195,844. Such amounts were subsequently paid in full, with $100,000 and $50,000 paid to each of Messrs. Sarna and Febish from the proceeds of a bridge loan offering of notes and warrants completed in June 1996 (the "Bridge Loan Offering") and an offering of units of common stock and warrants completed in August 1996 (the "July 1996 Offering"), respectively, and the balance paid from operating revenues.

(3) As to each individual named, the aggregate amounts of personal benefits not included in the Summary Compensation Table do not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus reported for the named executive officer.


STOCK OPTIONS

        The following table sets forth information as to all grants of stock options to the Named Executive Officers during fiscal 1996.


                            OPTION GRANTS IN 1996(1)
================================================================================
                                      Individual Grants (1)
                     ------------------------------------------------------
                     Number of         % of Total
                     Securities        Options
                     Underlying        Granted to
                     Options           Employees      Exercise     Expiration
Name                 Granted           in 1996        Price        Date (2)
----                 -------           -------        -----        --------
--------------------------------------------------------------------------------
David E.Y. Sarna     50,000             34.5%         $3.50       July 1, 2001
--------------------------------------------------------------------------------
George J. Febish     50,000             34.5%         $3.50       July 1, 2001
================================================================================

(1) No stock appreciation rights ("SARs") were granted to any of the Named Executive Officers during fiscal 1996.

(2)   The options became exercisable immediately on the grant date.


        There were no stock option or SAR exercises during fiscal 1996 and no SARs were outstanding at December 31, 1996.

EMPLOYMENT AGREEMENTS


        The Company  entered into an employment  agreement with each of David E.
Y. Sarna and George J. Febish, effective as of July 1, 1996, which expires on December 31, 2001. The employment agreements each provide for a current annual base salary of $208,000. Each of the employment agreements also provides for a bonus of 5% per annum of the Company's Earnings Before Depreciation, Interest, Taxes and Amortization. In addition, on an annual basis, the Board of Directors will consider paying an additional bonus to each of Messrs. Sarna and Febish that is based upon the increase in the Company's gross revenues, taking into account any increase in the Company's expenses. The annual base salary under the current agreements may be increased at the discretion of the Board of Directors. The agreements provide for (i) a severance payment of the base compensation and bonus of the prior full fiscal year and payment of all medical, health, disability and insurance benefits then payable by the Company for the longer of
(a) the remainder of the term of the employment agreement or (b) 12 months, as well as (ii) the base compensation and bonus accrued to the date of termination, upon the occurrence of (x) termination by the Company without cause, (y) termination by the employee for good reason or (z) a change in control of the Company, if the employee resigns after the occurrence of the such change in control. Each of the employment agreements limit the severance payments to an amount that is less than the amount that would cause an excise tax or loss of deduction under the rules relating to golden parachutes under the Internal Revenue Code.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

PAYMENT OF DEFERRED OFFICERS' COMPENSATION

        Each of Mr. Sarna and Mr. Febish, Co-Chief Executive Officers of the Company, agreed to defer a portion of his salary for various periods through 1995 until the Company had sufficient working capital to pay them. As of December 31, 1995, the Company owed Messrs. Sarna and Febish an aggregate of $391,687, of which $200,000 was paid from the proceeds of the Bridge Loan Offering , $100,000 was paid from the proceeds of the July 1996 Offering, and the balance was paid from operating revenues. See "Executive Compensation."

EXTENSION OF EXPIRATION DATES OF CERTAIN WARRANTS

        The Company extended to November 29, 1996 the expiration date of certain warrants to purchase 106,250 shares of Common Stock at $2.00 per share, which were issued to investors in a private placement effected between September 1992 and November 1993 in which the investors acquired the warrants, shares of Preferred Stock (since redeemed) and shares of Common Stock. By the revised expiration date, warrants to acquire 90,625 shares of Common Stock were properly exercised and warrants to acquire 15,625 shares of Common Stock had expired. The resale of the shares issuable upon the exercise of these warrants was registered in a selling securityholder prospectus concurrently with the Company's initial public offering. In addition, in consideration of their waiver of the registration rights with respect to the initial public offering and their agreement to enter into an 18 month lock-up agreement with the Renaissance, the expiration date of the warrants held by Messrs. Sarna and Febish was extended to April 30, 2000.

RECENT SALES OF SECURITIES

        Win Capital Corporation, an affiliate of Cyndel, a principal stockholder of the Company, acted as the placement agent for the July 1996 Offering and, in connection with its services as placement agent, received commissions equal to 10% of the gross proceeds of the July 1996 Offering, a non-accountable expense allowance equal to 3% of the gross proceeds and a warrant to purchase 27,300 units (each unit consisting of one share of Common Stock and one warrant to purchase one share of Common Stock at $4.50 per share) at an exercise price of $4.50 per unit for a period of three years commencing upon issuance (the "July Placement Warrant"). The shares of Common Stock included in the units sold to investors in July and August 1996 and the shares of Common Stock issuable upon the exercise of the warrants contained therein, as well as the shares of Common Stock issuable upon the exercise of the July Placement Warrant (and the warrants issuable upon the exercise thereof) have been registered for resale.

        In December 1995, Cyndel, a principal stockholder of the Company, acquired 1,250 shares of Series B Preferred Stock in consideration of the payment of $125,000 ($25,000 of which was paid in January 1996). The Series B Preferred Stock was convertible into 20,000 shares of Common Stock based upon an offering price in the initial public offering of the Company of $5.00.

SERIES B PREFERRED REDEMPTION

        In July 1996, the Company used $125,000 of the proceeds of the July 1996 Offering to redeem the Series B Preferred Stock. In connection with the redemption, Cyndel received a warrant, exercisable for a period of three years, to purchase 20,000 shares of Common Stock at an exercise price of $7.00 per share.

LOAN TO OFFICER


        The Company made a loan to Mr. Sarna in the amount of $440,000 on January 2, 1997 (the "Loan"). The Loan is payable on November 30, 1997 (the "Maturity Date"), together with accrued interest at the rate of eight percent (8%) per annum on the outstanding principal amount or ten percent (10%) per annum in the event of a default. The Loan was approved by all of the directors of the Company. Mr. Sarna utilized the funds for a block purchase of 80,000 shares of the Company's Common Stock from the market maker, who was also the underwriter of the Company's initial public offering, in an open market transaction.

            PROPOSAL 2 - RATIFICATION AND APPROVAL OF APPOINTMENT OF
                              INDEPENDENT AUDITORS


        The Board of Directors has appointed Richard A. Eisner & Company, LLP, as the independent auditors of the Company for the fiscal year ending December 31, 1997, subject to ratification by the Company's stockholders. The firm of Richard A. Eisner & Company, LLP, has audited the books of the Company since 1991. A representative of Richard A. Eisner & Company, LLP, is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if such representative desires to do so.


                                 OTHER BUSINESS

        The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.


                  INFORMATION CONCERNING STOCKHOLDER PROPOSALS

        Under the rules of the SEC, stockholder proposals intended for inclusion in the proxy statement for the Company's 1998 Annual Meeting of Stockholders must be received by the Company's Secretary no later than December 24, 1997.


                              FORM 10-KSB EXHIBITS

        The Company will furnish, upon payment of a reasonable fee to cover reproduction and mailing expenses, a copy of any exhibit to the Company's Annual Report on Form 10-KSB requested by any person solicited hereunder.


By Order of the Board of Directors


                                                   David E. Y. Sarna
                                                   Chairman and Secretary


Hackensack, New Jersey
April 10, 1997

                             OBJECTSOFT CORPORATION
                              CONTINENTAL PLAZA III
                              433 HACKENSACK AVENUE
                          HACKENSACK, NEW JERSEY 07601

                         THIS PROXY IS SOLICITED BY THE
                        COMPANY'S BOARD OF DIRECTORS FOR
                       THE ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON THURSDAY, MAY 14, 1997

            The undersigned holder of Common Stock of ObjectSoft Corporation, a Delaware corporation (the "Company"), hereby appoints David E. Y. Sarna, Tania Selverian and George J. Febish, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of stock of the Company that the undersigned is entitled to vote at the 1997 Annual Meeting of Stockholders of the Company, to be held on Thursday, May 14, 1997, at 10:00 a.m., local time, at the offices of the Company at Continental Plaza III, 433 Hackensack Avenue, Hackensack, New Jersey 07601 and at any adjournments or postponements thereof.

            The Board of Directors unanimously recommends a vote FOR the election of all the nominees for election as directors listed below.

(1)     Election of David E. Y. Sarna and Gunther L. Less as Class I directors.


        [_] VOTE FOR all nominees listed above, except vote withheld from the following nominees (if any).

        (INSTRUCTIONS: to withhold authority to vote for an individual nominee, print that nominee's name on the line provided below.)



        [_]     VOTE WITHHELD from all nominees.

(2) Ratification of the appointment of Richard A. Eisner & Company, LLP as the independent auditors of the Company

        [_] FOR               [_]  AGAINST                  [_] ABSTAIN

The Board of Directors unanimously recommends a vote FOR this proposal.

(3) Upon such other matters as may properly come before the Annual Meeting and any adjournments or postponements thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

                               (see reverse side)

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL CLASS I DIRECTOR NOMINEES LISTED ABOVE AND IN FAVOR OF THE ITEM LISTED UNDER (2).

        The undersigned hereby acknowledges receipt of (i) the Notice of Annual Meeting, (ii) the Proxy Statement and (iii) the Company's 1996 Annual Report.



                                                   Dated ______________, 1997



                                                   _____________________________
                                                             (Signature)


                                                   _____________________________
                                                     (Signature if held jointly)


                                                   IMPORTANT:     Please    sign
                                                   exactly as your name  appears
                                                   hereon  and mail it  promptly
                                                   even  though  you now plan to
                                                   attend  the   meeting.   When
                                                   shares   are  held  by  joint
                                                   tenants,  both  should  sign.
                                                   When   signing  as  attorney,
                                                   executor,      administrator,
                                                   trustee or  guardian,  please
                                                   give full title as such. If a
                                                   corporation,  please  sign in
                                                   full    corporate   name   by
                                                   president or other authorized
                                                   officer.  If  a  partnership,
                                                   please  sign  in  partnership
                                                   name by authorized person.

             PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY
            RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE NECESSARY
                         IF MAILED IN THE UNITED STATES.